Supplement dated May 25, 2012
to the
Prospectus and Statement of Additional Information dated June 29, 2011 of the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund,
A series of Trust for Professional Managers

Effective immediately, Mr. Jerry Miller no longer serves as a co-portfolio manager of the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund (the “Fund”).  Accordingly, all references to Mr. Miller as a co-portfolio manager of the Fund in the Prospectus and Statement of Additional Information are hereby removed.

The Fund continues to be co-managed by Mr. Dominic Bruno, Ms. Nancy Persoons, Mr. Fred Sung and Mr. Lipkee Lu.

Please retain this Supplement with your Prospectus and
Statement of Additional Information for reference.